                                                                   EXHIBIT 10.21


                         REGISTRATION RIGHTS AGREEMENT
                         -----------------------------


          THIS AGREEMENT (the "Agreement") is made as of September 10, 1999, by and among E2Enet, Inc., a Delaware corporation (the "Company"), and each Person listed on the Schedule of Holders attached hereto as Exhibit A (together the
              -------------------                    ---------
"Securityholders"). Unless otherwise provided in this Agreement, capitalized terms used herein shall have the meanings set forth in Section 9 hereof.
                                                       ---------


                                   Recitals:
                                   --------

          A.   The Company was founded by Securityholders listed in Part I of

Exhibit A.
----------

          B. The Company and certain Securityholders listed in Part I of Exhibit A entered into employment agreements whereby such Securityholders
---------
purchased shares of the Company's common stock (the "Common Stock").

          C.   The Company and certain Securityholders listed in Part I of

Exhibit A are parties to certain Stock Purchase Agreements (the "Stock Purchase
--------
Agreements") pursuant to which such Securityholders received shares of the Common Stock. In order to induce such Securityholders to enter into the Stock Purchase Agreements, the Company agreed to provide the registration rights set forth in this Agreement.

          D.   The Securityholders listed in Part II of Exhibit A entered into
                                                        ---------
Convertible Note and Warrant Purchase Agreements with the Company, pursuant to which they agreed to invest in the Company, evidenced by the issuance by the Company of notes convertible into Common Stock, and received warrants exercisable for Common Stock. In order to induce such Securityholders to enter into such Convertible Note and Warrant Purchase Agreements, the Company agreed to provide the registration rights set forth in this Agreement.

          E. Any other Persons who purchase or receive capital stock or notes convertible into capital stock of the Company may, with the consent of the Company's Board of Directors become parties to this Agreement by executing the Joinder Agreement attached hereto as Exhibit B (a substantially identical form
                                     ---------
of which Joinder Agreement was attached to the Stock Purchase Agreements as Exhibit F thereto).
---------

          F. It is the Company's intention that all of the existing stockholders of the Company be parties to this Agreement.

                                   Agreement
                                   ---------

          In consideration of the premises and mutual covenants set forth herein, the receipt and adequacy of which are hereby acknowledged, the parties hereto agree as follows:

          1.  Piggyback Registrations.
              -----------------------

              (a)  Right to Piggyback.  Subject to any applicable lock-up and
                   ------------------
transfer restrictions contained in any Equity Subscription Agreement, Subscription Agreement, Employment Agreement or Stock Purchase Agreement pursuant to which the Securityholders acquired their respective shares of Common Stock, whenever the Company proposes to register any of its securities under the Securities Act (other than pursuant to a registration on Form S-4, Form S-8 or any successor form) and the registration form to be used may be used for the registration of Registrable Securities (a "Piggyback Registration"), the Company shall give prompt written notice to all holders of Registrable Securities of its intention to effect such a registration. The Company shall include in such registration all Registrable Securities with respect to which the Company has received written requests for inclusion therein within 10 days after the receipt of the Company's notice. Notwithstanding the foregoing, the Company's initial public offering under the Securities Act shall not be a Piggyback Registration without the consent of the Company's Board of Directors.

              (b)  Priority on Primary Registrations.  If a Piggyback
                   ---------------------------------
Registration is an underwritten primary registration on behalf of the Company, and the managing underwriters advise the Company in writing that in their opinion the number of securities requested to be included in such registration exceeds the number which can be sold in an orderly manner in such offering within a price range acceptable to the Company, the Company shall include in such registration: (i) first, the securities the Company proposes to sell; (ii) second, the Registrable Securities requested to be included in such registration, pro rata among the holders of such Registrable Securities on the basis of the number of shares owned by such holders; and (iii) third, other securities requested to be included in such registration, pro rata among the holders thereof on the basis of the number of their securities requested to be included therein.

              Priority on Secondary Registrations.  If a Piggyback
              -----------------------------------
Registration is an underwritten secondary registration on behalf of the Company or holders of the Company's securities and the managing underwriters advise the Company in writing that in their opinion the number of securities requested to be included in such registration exceeds the number which can be sold in an orderly manner in such offering within a price range acceptable to the Company, or, in the case of registrations under Sections 2 or 3 below, the holders
                                       ---------------
requesting such registration, the Company shall include in such registration:
(i) first, the securities the Company proposes to sell and the securities requested to be included therein by the holders requesting such registration;
(ii) second, the Registrable Securities requested to be included in such registration, pro rata among the holders of such Registrable Securities on the basis of the number of shares owned by such holders; and (iii) third, other securities requested to be included in such registration, pro rata among the holders thereof on the basis of the number of their securities requested to be included therein.

     2.   Demand Registrations
          --------------------

          (a) At any time following the six month year anniversary of the closing of the Company's Qualified IPO, the Initiating Holders may request in writing that all or part of the Convertible Note Registrable Securities shall be registered for sale under the Securities Act. Within 20 days after receipt of any such request, the Company shall give written notice of such request to the other holders of Convertible Note Registrable Securities, and shall include in such registration all Convertible Note Registrable Securities held by all such holders who wish to participate in such demand registration and provide the Company with written requests for inclusion therein within 15 days after the receipt of the Company's notice. Thereupon, the Company shall effect the registration of all Convertible Note Registrable Securities as to which it has received requests for registration for sale.

          (b) The Company shall not be required to effect more than two (2) registrations under Section 2(a), provided, however, that any registration
                    ------------
proceeding begun pursuant to Section 2(a) that is subsequently withdrawn at the
                             ------------
request of the Initiating Holders shall count toward the two registration statements which the holders of Convertible Note Registrable Securities have the right to cause to effect pursuant to Section 2(a) unless the Initiating Holders
                                     ------------
reimburse the Company for all out-of-pocket expenses incurred by the Company in connection with such withdrawn registration.

          (c) Notwithstanding any other provision of this Section 2, if any such
                                                          ---------
registration contemplates an underwritten offering and if the managing underwriter advises the Initiating Holders in writing that in the managing underwriter's opinion the number of securities requested to be included in such registration exceeds the number that can be sold in such offering without adversely affecting such underwriter's ability to effect an orderly distribution of such securities, the Company will include in such registration the number of Convertible Note Registrable Securities requested to be included that, in the opinion of such underwriters, can be sold, pro rata, among the holders of such
                                           --- -----
securities on the basis of the number of Convertible Note Registrable Securities then owned by each holder thereof.

          (d) The Company shall be entitled to include in any registration statement referred to in this Section 2, for sale in accordance with the method
                              ---------
of disposition specified by the Initiating Holders, shares of Common Stock to be sold by the Company for its own account, except as and to the extent that, in the opinion of the managing underwriter (if such method of disposition shall be an underwritten public offering), such inclusion would adversely affect the marketing of the Registrable Securities to be sold.

          (e) Notwithstanding anything to the contrary in this Agreement, the Company shall not be obligated to file and cause to become effective any registration statement under this Section 2 or under Section 3 below (i) within
                                  ---------          ---------
a period of 180 days after the effective date of any registration statement of the Company (other than any registration statement on Form S-4 (or any successor form) or relating to any employee stock option or stock purchase or similar plan or relating to any dividend reinvestment plan) under the Securities Act;
(ii) if the Company provides notice to the Initiating Holder(s) within 15 days of the request for a registration that the Company is engaged in pursuing an underwritten public offering of its stock (the "Competing Offering") in which the Initiating Holders may include Registrable Securities pursuant to Section 1
                                                                      ---------
hereof; provided, however, the Company's obligation to file and cause to become effective a registration statement under this Section 2 or under Section 3 below
                                              ---------          ---------
shall be reinstated if the Company does not file a registration statement with respect to the Competing Offering with the Securities and Exchange Commission within 90 days after it so notifies the Initiating Holder(s); (iii) during any period in which the Company would be required under the Securities Act to effect a special audit of its financial statements for inclusion in such registration statement (unless the participating holders bear the cost of such special audit); or (iv) if the Company provides to the Initiating Holders a certificate signed by the Chief Executive Officer of the Company stating that, in the good faith judgment of the Company's Board of Directors, it would not be in the best interests of the Company and its stockholders for a prospectus or registration statement (as applicable) to be filed at such time and it is therefore appropriate to defer the filing of such prospectus or registration statement, in which case the Company may direct that such request for a registration be delayed for a period not in excess of 180 days, provided that such right to delay a request may be exercised by the Company no more than once in any twelve month period.

          (f) Following the effectiveness of a registration statement (and the filings with any state securities commissions) filed under this Section 2 or
                                                                ---------
under Section 3 below, the Company may direct a holder of Registrable Securities
      ---------
to suspend sales of the Registrable Securities for such times as the Company reasonably may determine is necessary and advisable, for any event for which disclosure may be required under the securities laws, including the following events (a "Suspension Event"), (i) an underwritten primary offering by the Company where the Company is advised by the underwriters for such offering that sale of Registrable Securities under the registration statement would have a material adverse effect on the primary offering, or (ii) pending negotiations relating to, or consummation of, a transaction or the occurrence of an event (x) that would require additional disclosure of material information by the Company in the registration statement (or such filings), (y) as to which the Company has a bona fide business purpose for preserving confidentiality or (z) which renders the Company unable to comply with Securities and Exchange Commission requirements, or (iii) the continued effectiveness of a registration statement would have a material adverse effect on any proposed or pending acquisition, merger, business combination or other material transaction involving the Company, in each case under circumstances that would make it impractical or inadvisable to cause the registration statement (or such filings) to become effective or to promptly amend or supplement the registration statement on a post-effective basis, as applicable.

          (g) In the case of an event which causes the Company to suspend the effectiveness of a registration statement filed under Section 2 or under Section
                                                      ---------          -------
3, the Company may give notice (a "Suspension Notice") to the holders of
-
Registrable Securities to suspend sales of the Registrable Securities so that the Company may correct or update the registration statement (or such filings). Each holder of Registrable Securities agrees that it will not effect any sales of the Registrable Securities pursuant to such registration statement (or such filings) at any time after it has received a Suspension Notice from the Company. If so directed by the

Company, each holder of Registrable Securities will deliver to the Company all copies of the prospectus covering the Registrable Securities held by it at the time of receipt of the Suspension Notice. The holders of Registrable Securities may recommence effecting sales of the Registrable Securities pursuant to the registration statement (or such filings) following further notice to such effect (an "End of Suspension Notice") from the Company, which End of Suspension Notice shall be given by the Company following the conclusion of any Suspension Event and the effectiveness of any required amendment or supplement to the registration statement. The period of effectiveness of the registration that is subject to suspension under this Section shall be extended for a period equal to the length of the suspension.

     3.   S-3 Registration Rights
          -----------------------

          Following a Qualified IPO, from such time as the Company becomes eligible to file a registration statement on Form S-3, the Company shall, at the request of the Initiating Holders that the Company effect a registration on Form S-3 with respect to Convertible Note Registrable Securities, within twenty (20) days after receipt of any such request, give written notice of the proposed registration to all other holders of Convertible Note Registrable Securities, and include in such registration all Convertible Note Registrable Securities held by all such holders who wish to participate in such registration and provide the Company with written requests for inclusion therein within 15 days after the receipt of the Company's notice. Thereupon, the Company shall effect such registration as may be so requested and as would permit or facilitate the sale and distribution of all such Initiating Holders' Convertible Note Registrable Securities as are specified in such request, together with all or such portion of the Convertible Note Registrable Securities of any other holder(s) thereof joining in such request as are specified in a written request given within fifteen (15) days after receipt of such written notice from the Company; provided, however, that the Company shall not be obligated to effect
         --------  -------
any such registration pursuant to this Section 3 if Form S-3 is not available
                                       ---------
for such offering by the Initiating Holders. The Company may require that any registration of Registrable Securities constituting more than 1% of the total number of shares of capital stock then outstanding be firmly underwritten.

     4.   Holdback Agreement.  Each holder of Registrable Securities shall not
          ------------------
effect any public sale or distribution (including sales pursuant to Rule 144) of equity securities of the Company, or any securities convertible into or exchangeable or exercisable for such securities, during the seven days prior to and for such period as requested by the underwriter managing any Piggyback Registration beginning on the effective date of any underwritten Piggyback Registration in which Registrable Securities are included (except as part of such underwritten registration), up to a maximum of 180 days in the case of the Company's initial public offering, and up to a maximum of 90 days in the case of any other Piggyback Registration.

     5.   Registration Procedures. Whenever the holders of Registrable
          -----------------------
Securities have requested that any Registrable Securities be registered pursuant to this Agreement, the Company shall use its reasonable best efforts to effect the registration and the sale of such Registrable Securities in accordance with the intended method of disposition thereof, and pursuant thereto the Company shall as expeditiously as possible:

          (a) prepare and file with the Securities and Exchange Commission a registration statement with respect to such Registrable Securities and use its reasonable best efforts to cause such registration statement to become effective;

          (b) notify each holder of Registrable Securities of the effectiveness of each registration statement filed hereunder and prepare and file with the Securities and Exchange Commission such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective for a period of not less than 90 days and comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such registration statement during such period in accordance with the intended methods of disposition by the sellers thereof set forth in such registration statement; provided, however, that if the Company is eligible to use Form S-3, the holders of Registrable Securities may require the Company to keep such registration effective as a "shelf registration" for a period of up to 2 years, subject to the provisions of Sections 2(f) and (g) above;
---------------------

          (c) furnish to each seller of Registrable Securities such number of copies of such registration statement, each amendment and supplement thereto, the prospectus included in such registration statement (including each preliminary prospectus) and such other documents as such seller may reasonably request in order to facilitate the disposition of the Registrable Securities owned by such seller;

          (d) use its reasonable best efforts to register or qualify such Registrable Securities under such other securities or blue sky laws of such jurisdictions as any seller reasonably requests and do any and all other acts and things which may be reasonably necessary or advisable to enable such seller to consummate the disposition in such jurisdictions of the Registrable Securities owned by such seller; provided that the Company shall not be required to: (i) qualify generally to do business in any jurisdiction where it would not otherwise be required to qualify but for this subparagraph; (ii) subject itself to taxation in any such jurisdiction; or (iii) consent to general service of process in any such jurisdiction;

          (e) notify each seller of such Registrable Securities, at any time when a prospectus relating thereto is required to be delivered under the Securities Act, of the happening of any event as a result of which the prospectus included in such registration statement contains an untrue statement of a material fact or omits any fact necessary to make the statements therein not misleading, and, at the request of any such seller, the Company shall prepare a supplement or amendment to such prospectus so that, as thereafter delivered to the purchasers of such Registrable Securities, such prospectus shall not contain an untrue statement of a material fact or omit to state any fact necessary to make the statements therein not misleading;

          (f) cause all such Registrable Securities to be listed or quoted on each securities exchange or market on which similar securities issued by the Company are then listed; provided, however, that if the Company's securities are not listed or quoted on a securities exchange or market, the Stockholders will not have the right to a registration under Section 2 or Section 3 of this
                                           ---------    ----------
Agreement;

          (g) provide a transfer agent and registrar for all such Registrable Securities not later than the effective date of such registration statement;

          (h) enter into such customary agreements (including underwriting agreements in customary form) in order to expedite or facilitate the disposition of such Registrable Securities;

          (i) make available for inspection by any underwriter participating in any disposition pursuant to such registration statement, and any attorney, accountant or other agent retained by any such underwriter, all financial and other records, pertinent corporate documents and properties of the Company, and cause the Company's officers, directors, employees and independent accountants to supply all information reasonably requested by any such underwriter, attorney, accountant or agent in connection with such registration statement;

          (j) otherwise use its reasonable best efforts to comply with all applicable rules and regulations of the Securities and Exchange Commission, and make available to its security holders, as soon as reasonably practicable, an earnings statement covering the period of at least 12 months beginning with the first day of the Company's first full calendar quarter after the effective date of the registration statement, which earnings statement shall satisfy the provisions of Section 11(a) of the Securities Act and Rule 158 thereunder;

          (k) in the event of the issuance of any stop order suspending the preventing the use of any related prospectus or suspending the qualification of any Common Stock included in such registration statement for sale in any jurisdiction, the Company shall use its reasonable best efforts promptly to obtain the withdrawal of such order;

          (l)  subject to Section 5(d) above, use its reasonable best efforts to
                          ------------
cause any Registrable Securities covered by such registration statement to be registered with or approved by such other governmental agencies or authorities as may be necessary to enable the sellers thereof to consummate the disposition of such Registrable Securities;

          (m) if the offering is underwritten, use its reasonable best efforts to furnish on the date that Registrable Securities are delivered to the underwriters for sale pursuant to such registration, an opinion dated such date of counsel representing the Company for the purposes of such registration and a "comfort letter" from the Company's independent accountants, addressed to the underwriters covering such issues as are reasonably required by such underwriters; and

          (n) notwithstanding anything in the foregoing to the contrary, the Company may delay the effectiveness of any registration statement, or suspend offers and sales under any effective registration statement, at any time for an aggregate of up to 90 days in any 12-month period if the Company's Board of Directors determines, in good faith, that such delay or suspension would be in the best interests of the Company.

     6.   Registration Expenses.
          ---------------------

          (a)  Payment of Registration Expenses.  All expenses incident to the
               --------------------------------
Company's performance of or compliance with this Agreement, including without limitation all registration and filing fees, fees and expenses of compliance with securities or blue sky laws, printing expenses, messenger and delivery expenses, fees and disbursements of custodians, and fees and disbursements of counsel for the Company and all independent certified public accountants, underwriters (excluding discounts and commissions) and other Persons retained by the Company, and reasonable fees for one firm of counsel for the holders of Registrable Securities (all such expenses being herein called "Registration Expenses"), shall be borne by the Company. The Company shall, in addition, pay its internal expenses (including, without limitation, all salaries and expenses of its officers and employees performing legal or accounting duties), the expense of any annual audit or quarterly review, the expense of any liability insurance and the expenses and fees for listing or quoting the securities to be registered on each securities exchange on which similar securities issued by the Company are then listed or on the NASD automated quotation system.

          (b)  Payment of Registration Expenses by Holders of Registrable
               ----------------------------------------------------------
Securities. To the extent Registration Expenses are not required to be paid by the Company (including, without limitation, any underwriting discounts or commissions that are the responsibility of the holders of Registrable Securities), each holder of securities included in any registration hereunder shall pay those Registration Expenses allocable to the registration of such holder's securities so included, and any Registration Expenses not so allocable shall be payable by all sellers of securities included in such registration in proportion to the aggregate selling price of the securities to be so registered.

     7.   Indemnification.
          ---------------

          (a)  Indemnification by the Company.  The Company agrees to indemnify,
               ------------------------------
to the extent permitted by law, each holder of Registrable Securities, its officers and directors and each Person who controls such holder (within the meaning of the Securities Act) against all losses, claims, damages, liabilities and expenses caused by any untrue or alleged untrue statement of material fact contained in any registration statement, prospectus or preliminary prospectus or any amendment thereof or supplement thereto or any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as the same are caused by or contained in any information furnished in writing to the Company by such holder expressly for use therein, results from the failure of such holder to provide information necessary for the registration statement to the Company, or by such holder's failure to deliver a copy of the registration statement or prospectus or any amendments or supplements thereto after the Company has furnished such holder with a sufficient number of copies of the same. In connection with an underwritten offering, as required by the underwriters, the Company shall indemnify such underwriters, their officers and directors and each Person who controls such underwriters (within the meaning of the Securities Act) to the same extent as provided above with respect to the indemnification of the holders of Registrable Securities.

          (b)  Indemnification by the Holders of Registrable Securities.  In
               --------------------------------------------------------
with any registration statement in which a holder of Registrable Securities is participating, each such holder shall furnish to the Company in writing such information and affidavits as the Company reasonably requests for use in connection with any such registration statement or prospectus and, to the extent permitted by law, shall indemnify the Company, its directors and officers and each Person who controls the Company (within the meaning of the Securities Act) against any losses, claims, damages, liabilities and expenses resulting from any untrue or alleged untrue statement of material fact contained in the registration statement, prospectus or preliminary prospectus or any amendment thereof or supplement thereto resulting from such information provided by such holder or any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein not misleading and not provided by such holder; provided that the obligation to indemnify shall be individual, not joint and several, for each holder and shall be limited to the net amount of proceeds received by such holder from the sale of Registrable Securities pursuant to such registration statement.

          (c)  Procedure for Indemnification. Any Person entitled to
               -----------------------------
indemnification hereunder shall (i) give prompt written notice to the indemnifying party of any claim with respect to which it seeks indemnification (provided that the failure to give prompt notice shall not impair any Person's right to indemnification hereunder to the extent such failure has not prejudiced the indemnifying party) and (ii) unless in such indemnified party's reasonable judgment a conflict of interest between such indemnified and indemnifying parties may exist with respect to such claim, permit such indemnifying party to assume the defense of such claim with counsel reasonably satisfactory to the indemnified party. If such defense is assumed, the indemnifying party shall not be subject to any liability for any settlement made by the indemnified party without its consent (but such consent shall not be unreasonably withheld). An indemnifying party who is not entitled to, or elects not to, assume the defense of a claim shall not be obligated to pay the fees and expenses of more than one counsel for all parties indemnified by such indemnifying party with respect to such claim, unless in the reasonable judgment of any indemnified party a conflict of interest may exist between such indemnified party and any other of such indemnified parties with respect to such claim. Notwithstanding anything in this Section 7(c) to the contrary, in the event the Company determines, in good
     ------------
faith, that a claim materially affects the interests of the Company, the Company may solely control the defense of such claim with counsel reasonably satisfactory to the indemnified holders of Registrable Securities, and the provisions concerning settlement set forth in the second sentence of this
Section 7(c) shall apply. In the event the Company is an indemnified party
------------
pursuant to this Section 7, the indemnifying party may be subject to liability
                 ----------
if the Company settles a claim in good faith and in a reasonable manner.

          (d) Subject to applicable law, if the indemnification provided for in this Section 7 is held by a court of competent jurisdiction to be unavailable to
     ---------
an indemnified party with respect to any losses, claims, damages or liabilities referred to herein for reasons of public policy, the indemnifying party, in lieu of indemnifying such indemnified party hereunder, shall to the extent permitted by applicable law contribute to the amount paid or payable by such indemnified party as a result of such loss, claim, damage or liability in such proportion as is appropriate to reflect the relative fault of the indemnifying party on the one hand and the indemnified party on the other, in connection with the matters that resulted in such loss, claim, damage or liability, as well as any other relevant equitable considerations. The relative fault of the indemnifying party and the indemnified party shall be determined by a court of law by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the indemnifying party or by the indemnified party and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

     8.   Participation in Underwritten Registrations.  No Person may
          -------------------------------------------
participate in any registration hereunder unless such Person:

          (a) in the case of a registration which is underwritten, agrees to sell such Person's securities on the basis provided in any underwriting arrangements approved by the Company or the holders initiating such registration (as applicable for registrations under Sections 2 or 3 above);
                                       ---------------

          (b) as expeditiously as possible, notifies the Company, at any time when a prospectus relating to such Person's Registrable Securities is required to be delivered under the Securities Act, of the happening of any event with respect to such Person known to such Person as a result of which such prospectus contains an untrue statement of a material fact or omits any fact necessary to make the statements therein not misleading;

          (c) complies with all reasonable requests made by the Company or its counsel with respect to the registration of such Person's Registrable Securities, including, without limitation, providing access to all relevant books and records; and

          (d) completes, executes and delivers all questionnaires, powers of attorney, indemnities, underwriting agreements and other usual and customary documents necessary or appropriate with respect to the offering of such Person's Registrable Securities, and in the case of a registration which is underwritten, necessary or appropriate under the terms of such underwriting arrangements (subject to the provision in Section 8(a) above).
                             ------------

     9.   Definitions.
          -----------

          (a) The term "Convertible Note Registrable Securities" means (i) all shares of Common Stock issued or issuable upon conversion of the Convertible Notes issued by the Company, (ii) all shares of Common Stock issued or issuable upon exercise of the warrants issued to the holders of the Convertible Notes, and (iii) all shares of Common Stock issued by the Company in respect of such shares of Common Stock referred to in clauses (i) or (ii) above, including bonus shares and share dividends.

          (b) The term "Qualified IPO" means the first registered public offering of the Common Stock by the Company under the Securities Act in which the aggregate gross cash proceeds to the Company are equal to or exceed $50,000,000 (fifty million dollars).

          (c) The term "Initiating Holders" means holders of fifty percent (50%) or more of the outstanding Convertible Note Registrable Securities with an anticipated aggregate offering price, net of underwriting discounts and commissions, of not less than $5,000,000 (five million dollars).

          (d) The term "Person" means any individual, corporation, partnership, joint venture, association, joint-stock company, limited liability company, trust or unincorporated organization.

          (e)  The term "Registration Expenses" has the meaning set forth in
Section 6 above.
---------

          (f) The term "Registrable Securities" means (i) Convertible Note Registrable Securities, (ii) any Common Stock issued (A) to the Company's founders (as noted on the Schedule of Holders), (B) pursuant to the Stock
                          -------------------
Purchase Agreements, (whether issued before or after the date hereof), (C) pursuant to an employment agreement with the Company, (D) to a member of the Company's Board of Directors or (E) to parties who, with the consent of the Company's Board of Directors, become a party to this Agreement by signing a Joinder Agreement substantially in the form of Exhibit B, (iii) any other
                                               ---------
Common Stock issued or issuable with respect to the securities referred to in clause (ii) by way of a gift, a stock dividend or stock split or in connection with an exchange or combination of shares, recapitalization, merger, consolidation or other reorganization, and (iv) any other shares of Common Stock held by Persons holding securities described in clauses (i) through (iii), inclusive, above. As to any particular Registrable Securities, such securities shall cease to be Registrable Securities when they have been distributed to the public pursuant to an offering registered under the Securities Act or sold to the public through a broker, dealer or market maker in compliance with Rule 144 under the Securities Act (or any similar rule then in force).

          (g) The term "Securities Act" means the Securities Act of 1933, as amended, or any similar federal law then in force.

     10.  Miscellaneous.
          -------------

          (a)  No Inconsistent Agreements. The Company shall not hereafter
               --------------------------
enter into any agreement with respect to its securities which is inconsistent with or violates the rights granted to the holders of Registrable Securities in this Agreement.

          (b)  Adjustments Affecting Registrable Securities. The Company shall
               --------------------------------------------
not take any action, or permit any change to occur, with respect to its securities which would adversely affect the ability of the holders of Registrable Securities to include such Registrable Securities in a registration undertaken pursuant to this Agreement or which would adversely affect the marketability of such Registrable Securities in any such registration (including, without limitation, effecting a stock split or a combination of shares).

          (c)  Remedies. Any Person having rights under any provision of this
               --------
Agreement shall be entitled to enforce such rights specifically to recover damages caused by reason of any breach of any provision of this Agreement and to exercise all other rights granted by law. The parties hereto agree and acknowledge that money damages may not be an adequate remedy for any breach of the provisions of this Agreement and that any party may in its sole discretion apply to any court of law or equity of competent jurisdiction (without posting any bond or other security) for specific performance and for other injunctive relief in order to enforce or prevent violation of the provisions of this Agreement.

          (d)  Amendments and Waivers.  Except as otherwise provided herein, the
               ----------------------
provisions of this Agreement may be amended or waived only upon the prior written consent of the Company and holders of at least 51% of the Registrable Securities (including the holders of at least 51% of the Convertible Note Registrable Securities).

          (e)  Successors and Assigns. All covenants and agreements in this
               ----------------------
Agreement by or on behalf of any of the parties hereto shall bind and inure to the benefit of the respective successors and assigns of the parties hereto whether so expressed or not. In addition, whether or not any express assignment has been made, the provisions of this Agreement which are for the benefit of purchasers or holders of Registrable Securities are also for the benefit of, and enforceable by, any subsequent holder of Registrable Securities. Upon any transfer of Registrable Securities, the holder of the Registrable Securities shall use its best efforts to have the new holder of Registrable Securities sign the Joinder Agreement attached hereto as Exhibit B.
                                         ---------

          (f)  Severability.  Whenever possible, each provision of this
               ------------
Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement is held to be prohibited by or invalid under applicable law, such provision shall be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of this Agreement.

          (g)  Counterparts; Facsimile Transmission. This Agreement may be
               ------------------------------------
executed simultaneously in two or more counterparts, any one of which need not contain the signatures of more than one party, but all such counterparts taken together shall constitute one and the same Agreement. Each party to this Agreement agrees that it will be bound by its own telecopied signature and that it accepts the telecopied signature of each other party to this Agreement.

          (h)  Descriptive Headings.   The descriptive headings of this
               --------------------
Agreement are inserted for convenience only and do not constitute a part of this Agreement.

          (i)  Governing Law.  This Agreement shall be governed by and construed
               -------------
in accordance with the domestic laws of the State of Delaware, without giving effect to any choice of law or conflict of law rules or provisions (whether of the State of Delaware or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the State of Delaware.

          (j)  Notices.  All notices, demands or other communications to be
               -------
given or delivered under or by reason of the provisions of this Agreement shall be in writing and shall be deemed to have been given when delivered personally to the recipient, sent to the recipient by reputable overnight courier service (charges prepaid) or 48 hours after deposited in the United States mail, first class, to the recipient by postage prepaid or by facsimile. Such notices, demands and other communications shall be sent to each Securityholder at the addresses indicated on the Schedule of Holders and to the Company at the address of its corporate headquarters or to such other address or to the attention of such other Person as the recipient party has specified by prior written notice to the sending party.

          (k)  Parties.  The Persons described in Section 9(f) above may become
               -------                            ------------
parties to this Agreement by either signing this Agreement or by executing a Joinder Agreement substantially in the form of Exhibit B attached hereto.
                                               ---------

          (l)  New Parties.  During the term of this Agreement, the Company may,
               -----------
with the consent of the Company's Board of Directors, permit additional Persons to become parties to this Agreement by executing a Joinder Agreement substantially in the form of Exhibit B attached hereto, and the Schedule of
                             ---------                          -----------
Holders attached hereto as Exhibit A shall be revised and updated accordingly.
-------                    ---------

          (m)  Termination of Agreement. All rights granted hereunder will
               ------------------------
expire and this Agreement will be terminated on the earlier of (i) the 4th anniversary of the date of this Agreement, (ii) for any individual Securityholder, at such time as such holder is able to sell all of his or her Registrable Securities pursuant to Rule 144(k) under the Securities Act (or any similar rule then in force) in one transaction or (iii) at such time as the Company has registered the Registrable Securities via a shelf registration on Form S-3 (or a successor form) and has kept such Form S-3 effective for at least one year. Notwithstanding the foregoing, in the event that a holder of Registrable Securities is unable to sell all of his or her then-remaining Registrable Securities pursuant to Rule 144(k) in a single transaction as of the 4th anniversary of the date of this Agreement (where, for example, such holder is deemed to be an "Affiliate" of the Company, as defined in the Securities
Act), this Agreement shall be extended until the 6th anniversary of the date of this Agreement only with regard to such holder of Registrable Securities.



                     [THIS SPACE INTENTIONALLY LEFT BLANK]

          IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

                              E2ENET, INC.


                                   /s/ Steven J. Quamme
                              By:  ______________________________________
                                   Name:
                                   Title:


                                   /s/ Jonathan J. Ledecky
                                   ______________________________________
                                   Name


                                       Northwood Ventures LLC
                              By:  /s/ Peter J. Schiff
                                   _______________________________________
                                   Name


                                       Northwood Partners LLC
                              By:  /s/ Peter J. Schiff
                                   _______________________________________
                                   Name